Exhibit 99.1
SPECIAL MEETING OF STOCKHOLDERS OF TALECRIS BIOTHERAPEUTICS HOLDINGS CORP. January 10, 2011 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=16267 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00030300000000000000 8 011011 Signature of Stockholder Date: Signature of Stockholder Date: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To adopt the Agreement and Plan of Merger, dated as of June 6, 2010, among Grifols, S.A., Grifols, Inc., and Talecris Biotherapeutics Holdings Corp., as it may be amended from time to time 2. To approve any motion to adjourn the Talecris Special Meeting, if necessary, to solicit additional proxies The board of directors recommends that you vote FOR the proposals. This proxy, when properly executed, will be voted in the manner directed herein. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. This proxy may be revoked by the undersigned at any time, prior to the time it is voted by any of the means described in the accompanying joint proxy statement/prospec- tus. PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. FORAGAINSTABSTAINTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE MERGER AGREEMENT AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0 TALECRIS BIOTHERAPEUTICS HOLDINGS CORP. Proxy Solicited by the Board of Directors for the Special Meeting of Stockholders to be Held January 21, 2011 The undersigned hereby appoints John M. Hanson and John F. Gaither, Jr. or any one of them with full power of substitution, proxies to vote at the Special Meeting of Stockholders of Talecris Biotherapeutics Holdings Corp. (hereinafter referred to as the “company”) to be held on January 21, 2011 at Research Triangle Park Marriott, located at 4700 Guardian Drive, Durham, North Carolina 27703, at 1:30 p.m. local time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the company held or owned by the undersigned as directed on the reverse side of this proxy card. (Continued and to be signed on the reverse side.) 14475